AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                       FERTILITY CENTERS OF ILLINOIS, S.C.

     THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT, dated June 18, 1997 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD") and Fertility Centers of Illinois, S.C., an Illinois medical corporation, with its principal place of business at 3000 North Halsted Street, Suite 509, Chicago, Illinois 69657 ("FCI").

                                    RECITALS:

     INMD and FCI entered into a Management Agreement dated February 28, 1997 (the "Management Agreement") and amended the same pursuant a agreement dated May 2, 1997 ("Amended Agreement"); and

     INMD and FCI wish to further amend the Management Agreement, in pertinent part to provide for a revised Additional Management Fee, as defined in the Management Agreement.

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, INMD and FCI agree as follows:

     1. Section 6.1.4 of the Management Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

     "6.1.4 an Additional Management Fee in accordance with the following table:

                       Years 1 through 5 of this Agreement

     Costs of Services plus the Base                Additional Management Fee
     Management Fee as a % of Revenues              -------------------------
     ---------------------------------
     50% and below                                     11 1/2% of Revenues
     51% to 60%                                         9 1/2% of Revenues
     61% to 70%                                         7 1/2% of Revenues
     71% to 80%                                           4 %  of Revenues
     81% or more                                          0%   of Revenues

                      Years 6 through 20 of this Agreement

     50% and below                                     13 1/2% of Revenues
     51% to 60%                                        11 1/2% of Revenues
     61% to 70%                                         8 1/2% of Revenues
     71% to 80%                                             5% of Revenues
     81% or more                                            0% of Revenues"

2. All the other provisions of the Management and Amended Agreements, not in conflict with this Amendment No. 2, remain if full force and effect.

     IN WITNESS WHEREOF, the parties have signed this Amendment No. 2 as of the date first above written.



IntegraMed America, Inc.


By: /s/Dwight P. Ryan
    ---------------------------------
    Dwight P. Ryan, Vice President



Fertility Centers of Illinois, S.C.


By: /s/Aaron S. Lifchez
    ---------------------------------
    Aaron S. Lifchez, M.D., President